UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2008

Perpetual Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53010	84-1465393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1442 East Lower River Road, Kamas, Utah	84036
(Address of Principal Executive Offices)	(Zip Code)

374 East 400 South, Suite 3, Springville, Utah	84663
(Former Address)	(Zip Code)

Registrant’s telephone number, including area code: (435) 783-4875

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement

On December 30, 2008, Perpetual Technologies, Inc. (the “Company”) entered into an employment agreement with Seth R. Winterton to serve as President, Chief Executive Officer, Secretary, and Treasurer of the Company (the “Employment Agreement”). Mr. Winterton was appointed to the Board of Directors and was appointed Chairman, President, Chief Executive Officer, Secretary and Treasurer on December 29, 2008. The initial term of the Employment Agreement is through December 31, 2009, and will be automatically extended for additional one-year terms unless it is terminated earlier or unless at least one month prior to any December 31st either party delivers notice that the term will not be extended. Notwithstanding the initial and extended terms of the Employment Agreement, the Company may terminate Mr. Winterton’s employment at any time, with or without cause. On a part-time basis, Mr. Winterton has agreed to devote a reasonable amount of time to the Company’s business.

The Employment Agreement provides for advances of $500 per month to Mr. Winterton, which may be increased or decreased by the Board of Directors. In addition, Mr. Winterton will receive commissions equal to 85% of the net revenue generated from the Company’s service contracts with clients, less the monthly advances. He will also be entitled to other benefits as determined from time to time by the Board.

Pursuant to the terms of the Employment Agreement, the Company has agreed to indemnify Mr. Winterton against any expenses, losses, liabilities, or damages incurred as a result of his employment, provided that his conduct was in good faith and not opposed to the Company’s best interests, did not result in any improper person benefit, and, in the case of criminal proceedings, was not unlawful. In addition, the Company may pay for or reimburse Mr. Winterton for his expenses in such actions if he provides a written undertaking to repay such advances if he did not meet the standards of conduct for indemnification.

Item 5.01

Changes in Control of Registrant

In a private transaction on December 27, 2008, Mr. Winterton acquired with his personal funds 9,000,000 shares of the Company’s common stock from Joseph Nemelka for $9,000. In connection with the transaction, Mr. Nemelka, the sole director, officer, and principal shareholder at the time, agreed to increase the number of directors to two persons and to appoint Mr. Winterton to the Board of Directors. Mr. Nemelka also agreed to appoint Mr. Winterton as the sole officer of the Company. On December 29, 2008, the number of directors of the Company was increased to two persons and Mr. Winterton was appointed to fill the vacancy created by the increase in the number of directors. Mr. Nemelka also resigned as the sole officer of the Company and appointed Mr. Winterton as the Chairman, President, Chief Executive Officer, Secretary and Treasurer of the Company.

As a result of the transaction, Mr. Winterton acquired shares representing 75% of the outstanding stock of the Company and assumed control of the Company by virtue of his stock ownership and his appointment to management of the Company.

Management is not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the Company.

As a former shell company, the Company hereby provides the following information that would be required if the Company were filing a general form of registration of securities on Form 10 under the Exchange Act, with such information reflecting the Company and its securities upon consummation of the change of control transaction:

Forward Looking Statements

The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include the information concerning our possible or assumed future results of operations, business strategies, need for financing, competitive position, potential growth opportunities, potential operating performance improvements, ability to retain and recruit personnel, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although management believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements. Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report. While it is not possible to identify all factors, management anticipates that the Company will face many risks and uncertainties including, but not limited to, the startup of a new business, national economic and political conditions, acceptance of the Company’s services, available financing, and competition of other service providers. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. We disclaim any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Item 1. Business.

The Company has commenced the startup phase of its proposed operations. It has filed with the State of Utah an application to transact business under the name “Organic Wise” and intends to conduct its business under this name. The Company offers Organic System Plan (“OSP”) development, implementation, and compliance services to companies seeking to obtain organic certification in accordance with the United States Department of Agriculture’s National Organic Program (USDA-NOP) standards. The Company also provides expertise, training and consulting services in organic enforcement actions including certification agency and federal administrative corrective actions. Clients will include retail grocery stores, value added organic production, livestock operations and crop production. Mr. Winterton is assigning one of his existing clients to the Company and is negotiating with two additional customers for the Company.

Since the implementation of the USDA’s National Organic Program in 2002, organic production and sales have skyrocketed. With the high cost of petroleum based inputs and consumer concerns regarding food production, organic products are becoming more important to the world’s food supply. The USDA-NOP standards are still considered new. There are far more applicants to the organic foods industry than the number of consultants and expertise. The industry emphasis has been to educate inspection personal, but the number of individuals that have extensive experience and in-depth understanding of the standards is more limited. The Company’s focus will be on assisting organic producers and processors to succeed in the creation of plans that meet and maintain the USDA-NOP standards. There are a limited number of individuals and companies across the nation that offer such services. Management believes this is a fast growing industry and that the need far exceeds the current supply of persons to supply the required service. Management intends to focus more on the administrative procedure and enforcement portion of the program than on training inspectors.

Mr. Winterton developed the Utah Regulations for Organic in the year 2000 and created the Organic program operating manuals for the State of Utah, including policy and quality manuals that conform to ISO 65 standards for quality systems. Mr. Winterton successfully operated a certification program for the State of Utah which was approved by USDA from October of 2002 to the fall of 2008 and was instrumental in obtaining the certification by USDA for the State of Utah Department of Agriculture. Mr. Winterton has interacted with other state programs as well as private certification bodies nationwide. He has considerable knowledge of the organic program as well as contacts with persons of influence with most major certification agencies. Costs of certification have traditionally been and continue to be the burden of the persons being certified. Private as well as governmental agencies run these programs as producer cost supported entities.

The Company will provide a niche service to the organic foods market. To ensure quality organic production, the USDA continues to clarify and strengthen its complex certification requirements. At the heart of the USDA requirements is the OSP which details what, when, why and where individual companies are taking actions to meet federal organic standards. An OSP is the most important aspect of NOP certification and is often a hurdle preventing companies from obtaining that certification. Companies seeking certification are often confused by the organic standards and are concerned about writing an OSP that complies with all organic regulatory requirements. These concerns are magnified by the fact that federal organic standards require rigorous third party inspections to verify company compliance with organic standards and to ensure that the companies’ OSP is being followed. Moreover, the USDA is seeking to step up enforcement processes against companies failing to follow the OSP and regulatory standards.

Management believes that the services it offers will eliminate the confusion created by the complex regulations by working as a consultant either assisting companies with drafting an OSP or offering a well written and compliant OSP that meets all organic standards. Further, the Company will offer ongoing services to assist companies with their continuing certification compliance. Specifically, the Company will assist companies with their record keeping requirements; provide regular follow up inspections to identify non-compliance and assist with correction; and re-write plans to meet changes to operations.

The initial focus of the Company during this startup phase will be on retail certification in the State of Utah. Management intends to seek more business in Utah and create opportunities in surrounding states, such as Colorado, New Mexico, Arizona, Idaho and Nevada which also have expanding organic programs. Mr. Winterton is familiar with the organic contacts in those states. Initial contracts will be for retail grocery store certification, but there are opportunities for organic production as well as processing businesses. Management believes that at present no one else is offering these services in the State of Utah, but management is aware of one competitor in Idaho. Persons active as inspectors cannot work as a consultant for the companies that they inspect, therefore persons have emphasized the inspection opportunities rather than consulting. Most competitors are located in the Mid-West and East Coast as well as California.

Mr. Winterton will be the Company’s sole employee initially and he is expected to devote approximately 20% of his time to the business of the Company. As the business grows, Mr. Winterton intends to devote more of his time to the Company and will seek outside contractors to also provide the initial organic plan and ongoing maintenance services for the Company’s customers.

Item 1A. Risk Factors.

As a smaller reporting company, the Company has elected not to provide the information required by Item 1A of Form 10.

Item 2. Financial Information.

Plan of Operation

Management believes that the cash flow requirements of the Company through the end of 2009 will be modest. The Company will purchase computer and office equipment, but will continue to operate the business from the residence of the President until sufficient growth dictates the need for larger office space. Management does not anticipate any significant overhead expenses for salaries, since Mr. Winterton will be paid on a commission basis, except for the $500 per month payable under his Employment Agreement. The Company will also have the ongoing accounting and legal expenses associated with the reporting requirements under the Exchange Act. It is anticipated that funds for the startup costs will be furnished by management and that the ongoing reporting costs will be paid from the operating profits, if any.

Results of Operations – Nine Months Ended September 30, 2008 and 2007

For information concerning the results of operations for the nine months ended September 30, 2008, see Item 2 “Nine Months Ended September 30, 2008 and 2007” set forth in Part I of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008 filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2008 (the “Company’s 2008 Third Quarter 10-Q”).

Results of Operations – Years Ended December 31, 2007 and 2006

For information concerning the results of operations for years ended December 31, 2007 and 2006, see Item 6 “Years Ended December 31, 2007 and 2006” set forth in Part II of the Company’s 2007 10-KSB filed with the SEC on March 31, 2008 (the “Company’s 2007 10-KSB”).

Liquidity and Capital Resources

For information concerning the Company’s liquidity and capital resources at September 30, 2008, see Item 2 “Liquidity and Capital Resources” set forth in Item 2 of Part I of the Company’s 2008 Third Quarter 10-Q.

Off-Balance Sheet Arrangements

At December 31, 2007, and at September 30, 2008, the Company did not have any off-balance sheet arrangements.

Selected Financial Data

As a smaller reporting company, the Company has elected not to provide the information required by Item 301 of Regulation S-K.

Quantitative and Qualitative Disclosure about Market Risk

As a smaller reporting company, the Company has elected not to provide the information required by Item 305 of Regulation S-K.

Item 3. Properties.

The Company has no separate office facilities and does not presently anticipate the need to lease separate commercial office space or facilities. The Company’s offices are housed within the residence of Mr. Winterton, our sole officer and a director and principal shareholder. This office space is furnished at no cost to the Company.

Item 4. Security Ownership of certain Beneficial Owners and Management.

The following table sets forth certain information furnished by current management and others, concerning the ownership of our common stock as of December 30, 2008, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and executive officers; and (iii) our directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)

Seth R. Winterton 1442 East Lower River Road Kamas, UT 84036	9,000,000	75.0%

Joseph Nemelka 374 East 400 South, Suite 3 Springville, UT 84663	1,000,000	8.3%

Executive Officers and Directors as a Group (2 Persons)	10,000,000	83.3%

(1)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of December 30, 2008, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)

Percentage based on 12,000,000 shares of common stock outstanding as of December 30, 2008.

Item 5. Directors and Executive Officers

For information concerning Mr. Nemelka, see Item 9 of the Company’s 2007 10-KSB.

Information about Mr. Winterton is set forth in Item 5.02 of this report. Mr. Winterton is the past organic program coordinator for the State of Utah Department of Agriculture and past president of the National Association of State Organic Programs (NASOP.) He is versed in all phases of organic production. His work included compliance specialist duties for the Utah Agriculture Department, writing administrative procedure hearing notices and compliance action notices.

Item 6. Executive Compensation.

For information in response to this item, see Item 10 of the Company’s 2007 10-KSB.

No compensation was paid to or earned by any executive officer during the year ended December 31, 2007, and the Company has had no compensation committee. During the year ended December 31, 2007, no officer participated, and the Board of Directors did not engage, in deliberations concerning executive officer compensation. Also during the year ended December 31, 2007, no executive officer or director of the Company served as an executive officer or director of another entity, one of whose executive officers or directors served on the board of directors of this Company.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

For information in response to this item, see Item 12 of the Company’s 2007 10-KSB. In addition, the Company has entered into the Employment Agreement with Mr. Winterton described in item 1.01 of this report.

Item 8. Legal Proceedings.

No legal proceedings are reportable pursuant to this item.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters.

There currently is no active trading for the Company’s Common Stock on a recognized exchange.

As of December 30, 2008, there were 12,000,000 shares of common stock outstanding and 215 holders of record of the Company’s common stock. The number of record holders was determined from the records of the Company’s transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies. The Company has appointed Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, UT 84117, to act as the transfer agent of the Company’s common stock.

The Company has not paid, nor declared, any dividends since its inception and does not intend to declare any such dividends in the foreseeable future. The Company’s ability to pay dividends is subject to limitations imposed by Delaware law. Under Delaware law, dividends may be paid to the extent that a corporation’s assets exceed its liabilities and it is able to pay its debts as they become due in the usual course of business.

The Company does not maintain any equity compensation plans and there are no shares of common stock currently authorized for issuance under any equity compensation plans.

Item 10. Recent Sales of Unregistered Securities.

For information in response to this item, see Item 4 of Part II of the registration statement on Form 10-SB filed by the Company with the SEC on January 10, 2008 (the “Company’s Form 10-SB”).

In October 2008 we completed a non-public offering of 1,000,000 shares of common stock for $0.025 per share for gross proceeds of $25,000. The shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. All of the 13 investors were accredited investors as defined in Rule 501 of Regulation D at the time of the purchase. Each investor delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates representing the shares. They represented that they had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each investor represented they were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the offering. No underwriting discounts or commissions were paid in connection with the offering.

Item 11. Description of Registrant’s Securities

For information in response to this item, see Item 8 of Part I of the Company’s Form 10-SB.

Item 12. Indemnification of Directors and Officers

For information in response to this item, see Item 5 of Part II of the Company’s Form 10-SB. In addition, as set forth in Item 1.01 of this report, the Employment Agreement with Mr. Winterton includes indemnification provisions.

Item 13. Financial Statements and Supplementary Data.

For information in response to this item, see Item 7 of the Company’s 2007 10-KSB and Item 1 of Part I of the Company’s 2008 Third Quarterly 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

For information in response to this item, see Item 3 of Part II of the Company’s Form 10-SB.

Item 15. Financial Statements and Exhibits.

For information in response to this item, see Item 2 of Part III of the Company’s Form 10-SB. In addition, see the exhibit to this report.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 29, 2008, the Board of Directors, consisting solely of Mr. Nemelka, removed each current officer from office and appointed Mr. Winterton as Chairman, President, Chief Executive Officer, Secretary and Treasurer. In addition, the number of directors was increased to two persons, and Mr. Winterton was appointed a director of the Company to fill the vacancy created by the increase in the number of directors. Mr. Winterton will serve as the Company’s principal executive and financial officer. Mr. Winterton, who is 59 years old, has been employed by the State of Utah Department of Agriculture since 1986 and has served as Compliance Specialist and Deputy Director of Marketing for the department. He received his Bachelor of Science degree in animal science from Utah State University in 1973 and an MBA from the University of Phoenix in 2006.

As set forth above in Item 1.01, Mr. Winterton has entered into an employment agreement with the Company which provides for certain compensation arrangements.

Item 5.06

Change in Shell Company Status

The information required pursuant to this item is included under Item 5.01 of this report.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.1

Employment Agreement dated December 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perpetual Technologies, Inc.

Date: December 30, 2008	By /s/ Seth R. Winterton
Seth R. Winterton, President

Exhibits Index

Exhibit No.

Description

10.1

Employment Agreement dated December 30, 2008